POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus®	• Group Strategic Edge® • The Big Edge Choice® for NY	002-78020

• Phoenix Dimensions®		333-123035

Phoenix Life Variable Universal Life Account		811-04721

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his or her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the table above, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his or her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 21 day of March, 2011.

/s/ Martin N. Baily Martin N. Baily

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus®	• Group Strategic Edge® • The Big Edge Choice® for NY	002-78020

• Phoenix Dimensions®		333-123035

Phoenix Life Variable Universal Life Account		811-04721

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his or her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the table above, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his or her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 21st day of March, 2011.

/s/ Arthur P. Byrne Arthur P. Byrne

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus®	• Group Strategic Edge® • The Big Edge Choice® for NY	002-78020

• Phoenix Dimensions®		333-123035

Phoenix Life Variable Universal Life Account		811-04721

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his or her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the table above, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his or her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 21st day of March, 2011.

/s/ Sanford Cloud, Jr. Sanford Cloud, Jr.

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus®	• Group Strategic Edge® • The Big Edge Choice® for NY	002-78020

• Phoenix Dimensions®		333-123035

Phoenix Life Variable Universal Life Account		811-04721

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his or her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the table above, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his or her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 22 day of March, 2011.

/s/ Gordon J. Davis Gordon J. Davis

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus®	• Group Strategic Edge® • The Big Edge Choice® for NY	002-78020

• Phoenix Dimensions®		333-123035

Phoenix Life Variable Universal Life Account		811-04721

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his or her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the table above, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his or her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 25 day of March, 2011.

/s/ John H. Forsgren John H. Forsgren

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus®	• Group Strategic Edge® • The Big Edge Choice® for NY	002-78020

• Phoenix Dimensions®		333-123035

Phoenix Life Variable Universal Life Account		811-04721

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his or her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the table above, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his or her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 21 day of March, 2011.

/s/ Ann Maynard Gray Ann Maynard Gray

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus®	• Group Strategic Edge® • The Big Edge Choice® for NY	002-78020

• Phoenix Dimensions®		333-123035

Phoenix Life Variable Universal Life Account		811-04721

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his or her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the table above, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his or her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 21st day of March, 2011.

/s/ Jerry J. Jasinowski Jerry J. Jasinowski

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus®	• Group Strategic Edge® • The Big Edge Choice® for NY	002-78020

• Phoenix Dimensions®		333-123035

Phoenix Life Variable Universal Life Account		811-04721

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his or her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the table above, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his or her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 29 day of March, 2011.

/s/ Thomas S. Johnson Thomas S. Johnson

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus®	• Group Strategic Edge® • The Big Edge Choice® for NY	002-78020

• Phoenix Dimensions®		333-123035

Phoenix Life Variable Universal Life Account		811-04721

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his or her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the table above, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his or her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 21day of March, 2011.

/s/ Augustus K. Oliver Augustus K. Oliver

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus®	• Group Strategic Edge® • The Big Edge Choice® for NY	002-78020

• Phoenix Dimensions®		333-123035

Phoenix Life Variable Universal Life Account		811-04721

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his or her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the table above, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his or her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 21 day of March, 2011.

/s/ Arthur F. Weinbach Arthur F. Weinbach

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus®	• Group Strategic Edge® • The Big Edge Choice® for NY	002-78020

• Phoenix Dimensions®		333-123035

Phoenix Life Variable Universal Life Account		811-04721

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his or her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the table above, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his or her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 21st day of March, 2011.

/s/ James D. Wehr James D. Wehr

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus®	• Group Strategic Edge® • The Big Edge Choice® for NY	002-78020

• Phoenix Dimensions®		333-123035

Phoenix Life Variable Universal Life Account		811-04721

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

The undersigned, being President and Chief Executive Officer of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his or her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the table above, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his or her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 21st day of March, 2011.

/s/ James D. Wehr James D. Wehr

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus®	• Group Strategic Edge® • The Big Edge Choice® for NY	002-78020

• Phoenix Dimensions®		333-123035

Phoenix Life Variable Universal Life Account		811-04721

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

The undersigned, being Chief Financial Officer of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his or her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the table above, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his or her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 21st day of March, 2011.

/s/ Peter A. Hofmann Peter A. Hofmann

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus®	• Group Strategic Edge® • The Big Edge Choice® for NY	002-78020

• Phoenix Dimensions®		333-123035

Phoenix Life Variable Universal Life Account		811-04721

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

The undersigned, being Chief Accounting Officer of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his or her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the table above, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his or her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 21st day of March, 2011.

/s/ Michael E. Hanrahan Michael E. Hanrahan